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                             EXCELSIOR FUNDS, INC.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                               (the "Companies")

                                  Money Fund
                             Government Money Fund
                              Treasury Money Fund
                             Tax-Exempt Money Fund
                        New York Tax-Exempt Money Fund

                      Supplement Dated September 19, 2001
                                    to the
        Prospectuses Dated August 1, 2001 (as revised August 27, 2001)

  THIS INFORMATION SUPPLEMENTS THE PROSPECTUS FOR THE EXCELSIOR MONEY FUND, GOVERNMENT MONEY FUND, TREASURY MONEY FUND, TAX-EXEMPT MONEY FUND AND NEW YORK TAX-EXEMPT MONEY FUND AND THE PROSPECTUS FOR THE EXCELSIOR MONEY FUND (INSTITUTIONAL SHARES), EACH DATED AUGUST 1, 2001 (AS REVISED AUGUST 27,
2001). THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENT(S) AND EACH PROSPECTUS TOGETHER CONSTITUTUE A CURRENT PROSPECTUS.

  The Prospectuses are modified as follows:

  On any day that the New York Stock Exchange and the Adviser are open for business (a "Business Day"), the Money Fund, Government Money Fund, Treasury Money Fund, Tax-Exempt Money Fund and New York Tax-Exempt Money Fund (together, the "Funds") normally accept purchase and redemption orders throughout the Business Day and calculate their net asset values (NAVs) twice daily. Due to the extraordinary events occurring on September 11, 2001, however, the deadline for purchase and redemption orders as well as the calculation of the NAV for the Excelsior Tax-Exempt Money Fund and New York Tax-Exempt Money Fund will be 11:15 a.m. and for the Excelsior Money Fund, Government Money Fund and Treasury Money Fund will be 12:00 noon, until further notice. The Companies' Funds will notify shareholders as soon as practicable when they resume trading at the normal deadlines set forth in the Prospectuses.